June 11, 2025

BNY MELLON FUNDS TRUST

BNY Mellon Income Stock Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Funds Trust (the “Trust”) has approved, subject to shareholder approval, the conversion of BNY Mellon Income Stock Fund (the “Fund”), which currently operates as a mutual fund, into an exchange-traded fund (“ETF”). If approved by Fund shareholders, the Fund will be converted into an ETF through its reorganization with and into BNY Mellon Enhanced Dividend and Income ETF (the “Acquiring ETF”) pursuant to an Agreement and Plan of Reorganization (the “Agreement”) between the Trust, on behalf of the Fund, and BNY Mellon ETF Trust II (“ETF Trust II”), on behalf of the Acquiring ETF. Accordingly, if the reorganization is approved by Fund shareholders, the Fund will transfer its assets to the Acquiring ETF, in exchange for whole shares of the Acquiring ETF and the assumption by the Acquiring ETF of the Fund’s liabilities (the “Reorganization”). Upon consummation of the Reorganization, Acquiring ETF shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring ETF shares received by the Fund, for Fund shares held prior to the Reorganization. If approved by Fund shareholders, the Reorganization will be consummated on or about the close of business on December 5, 2025 (the “Closing Date”). After the Reorganization, the Fund will cease operations and will be terminated as a series of the Trust.

Importantly, as described in more detail below, in order to receive Acquiring ETF shares as part of the conversion, Fund shareholders must hold their shares through a brokerage account that can accept shares of an ETF. Please see the Q&A below for additional actions Fund shareholders can take in order to receive ETF shares in the conversion if such shareholders do not currently hold Fund shares through a brokerage account that can accept shares of an ETF.

The Acquiring ETF is a newly-created series of ETF Trust II and will carry on the business of the Fund and assume its performance and financial records. The Acquiring ETF will have the same investment objective and similar investment strategies as the Fund. BNY Mellon Investment Adviser, Inc. (“BNY Adviser”) is the investment adviser to the Fund and BNY Mellon ETF Investment Adviser, LLC (“BNY ETF Adviser”), an affiliate of BNY Adviser, will serve as the investment adviser to the Acquiring ETF. Newton Investment Management North America, LLC (“NIMNA”), the Fund’s current sub-adviser, will serve as the sub-adviser to the Acquiring ETF and, subject to BNY ETF Adviser’s supervision and approval, provide the day-to-day management of the Acquiring ETF’s investments. The current primary portfolio managers of the Fund will manage the Acquiring ETF. The Acquiring ETF will be overseen by a different board, and will have certain different third-party service providers, than the Fund. The Acquiring ETF will not commence investment operations until the Reorganization is consummated.

The Trust’s Board unanimously concluded that reorganizing the Fund into the Acquiring ETF is in the best interests of the Fund and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization. BNY Adviser believes that the Reorganization will permit the Fund’s shareholders to pursue similar investment goals in the Acquiring ETF, which has a lower management fee and an estimated lower total annual expense ratio than the Fund. Management also believes that the Reorganization should provide certain other potential benefits for the Fund’s shareholders, including greater tax efficiency, the ability to purchase and sell shares throughout the trading day at the then-prevailing market price on an exchange, less cash drag on performance, and lower portfolio transaction costs.

It is currently contemplated that shareholders of the Fund as of July 14, 2025 (the “Record Date”) will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about September 10, 2025.

As a condition to the closing of the Reorganization, the Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders or the Acquiring ETF as a direct result of the Reorganization. Fund shareholders may, however, be required to recognize gain or loss if their shares are redeemed, in whole or in part, in connection with the Reorganization.

If the Reorganization is approved, each shareholder who holds their Fund shares through an account that may hold Acquiring ETF shares (a “Qualifying Account”), as described below, will become a shareholder of the Acquiring ETF on the Closing Date and will no longer be a shareholder of the Fund. Such shareholders will receive shares of the Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund immediately before the Reorganization. In addition, approximately two business days before the Reorganization, any fractional shares of the Fund held by shareholders will be redeemed at the current net asset value and the Fund will distribute the redemption proceeds in cash to those shareholders.

If the Reorganization is approved, each shareholder who holds their Fund shares through an account that is not permitted to hold Acquiring ETF shares (a “Non-Qualifying Account”), as described below, will not receive Acquiring ETF shares in connection with the Reorganization. Instead, depending on the type of account through which such shareholder holds their Fund shares, the shareholder will either receive cash or Wealth shares of Dreyfus Government Cash Management, a government money market fund advised by BNY Adviser and sub-advised by Dreyfus, a division of Mellon Investments Corporation, an affiliate of BNY Adviser. The redemption or transfer of such shareholder’s investment may be subject to tax.

The Acquiring ETF offers one class of shares and does not issue fractional shares. If the Reorganization is approved, Class A, Class C, Class I, Class Y, and Investor shares of the Fund will be converted into Class M shares of the Fund (without a contingent deferred sales charge (“CDSC”) or other charge). The share class conversion is expected to occur approximately two weeks before the Closing Date. The Fund’s exchange privilege (exchanges into and out of the Fund with other series of the Trust) will be terminated on or about November 21, 2025.

In addition, approximately two weeks before the Reorganization, the Fund may, if deemed advisable by management of BNY Adviser, effect a share split (either forward or reverse) to approximate the net asset value per share of the Acquiring ETF. After such share split (if any), any fractional shares held by shareholders will be redeemed approximately two business days before the Closing Date, as noted above. The distribution to shareholders of such redemption proceeds, which is expected to be a small amount, will likely be a taxable event to shareholders who hold their shares in a taxable account and shareholders are encouraged to consult their tax advisors to determine the effect of such redemption.

If the Reorganization is approved, effective on the first business day of the month following Fund shareholder approval of the Reorganization, (i) the CDSC applicable to Class C shares (and Class A shares, if applicable) of the Fund will not be imposed on redemptions made by shareholders of the Fund, (ii) the applicable front-end sales load will not be imposed on investments in the Fund’s Class A shares, (iii) the Fund’s 12b-1 and shareholder services plan fees will be waived, and (iv) any letters of intent will be closed out. In addition, effective on the first business day following Fund shareholder approval of the Reorganization, no investments for new accounts will be permitted in the Fund (with the exception of new accounts for clients of BNY Wealth, certain retirement plans, certain wrap programs and existing Fund shareholders who are transferring their Fund accounts to a brokerage or other account that is eligible to hold Acquiring ETF shares). The reinvestment of dividends and capital gains distributions will continue to be permitted. To the extent investments are made in the Fund on or after the first business day of the month following Fund shareholder approval of the Reorganization, the Fund’s distributor will not compensate financial institutions (which may include banks, securities dealers and other industry professionals) for selling Class C shares or Class A shares subject to a CDSC at the time of purchase. Approximately two business days prior to the Closing Date, the Fund will be closed to all purchases and redemptions.

After the Reorganization, Acquiring ETF shares may only be purchased and sold in the secondary market. Because Acquiring ETF shares will trade at market prices rather than at net asset value, Acquiring ETF shares may trade at a price less than (discount) or greater than (premium) the Acquiring ETF’s net asset value. As with all transactions for ETFs, brokers may charge a commission for purchase and sale transactions.

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Reorganization of the Fund in order to receive Acquiring ETF shares if the Reorganization is approved.

Q. What types of shareholder accounts can receive shares of the Acquiring ETF as part of the Reorganization (i.e., Qualifying Accounts)?

A. If you hold your Fund shares in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, including an account with an affiliated broker-dealer of BNY ETF Adviser or an unaffiliated broker-dealer, then you will be eligible to receive Acquiring ETF shares in the Reorganization. No further action is required.

Q. What types of shareholder accounts cannot receive Acquiring ETF shares as part of the Reorganization (i.e., Non-Qualifying Accounts) and what will happen if you own your investment in the Fund through such accounts?

A. The following account types cannot hold shares of ETFs:

• Non-Accommodating Brokerage Accounts: If you hold Fund shares in a brokerage account with a financial intermediary that only allows the client to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive Acquiring ETF shares as part of the Reorganization. Instead, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the Reorganization.

• Non-Accommodating Retirement Accounts: If you hold Fund shares through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization. If such shares are not redeemed or transferred prior to the Reorganization, you will receive cash equal in value to the aggregate net asset value of your Fund shares immediately before the Reorganization.

• Fund Direct Accounts: If you hold Fund shares in an account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., you should transfer your Fund shares to a brokerage account that can accept the Acquiring ETF shares. If such a change is not made, you will not receive Acquiring ETF shares as part of the Reorganization. Instead, approximately two to three weeks before the Reorganization, your investment will be redeemed, and you will receive cash equal in value to the aggregate net asset value of your Fund shares at such time.

• Fund Direct BNY-Sponsored Retirement Accounts: If you hold Fund shares through a BNY-sponsored retirement account directly with the Fund at its transfer agent, BNY Mellon Transfer, Inc., and do not take action to transfer the investment in the Fund to a different investment option or to a Qualifying Account, approximately two to three weeks before the Reorganization your Fund shares will be exchanged for Wealth shares of Dreyfus Government Cash Management equal in value to the aggregate net asset value of your Fund shares at such time. To request a copy of Dreyfus Government Cash Management’s prospectus, please call 1-800-373-9387.

If you are unsure about the ability of your account to accept Acquiring ETF shares (i.e., ETF shares), please call BNY Brokerage Services at 1-800-843-5466, or contact your financial advisor or other financial intermediary.

Q. How do I transfer my Fund shares from a non-accommodating brokerage account to a brokerage account that will accept ETF shares?

A. The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to a Qualifying Account. Contact your broker to make the necessary changes to your account. The sooner you initiate making these changes, the better.

Q. How do I transfer my Fund shares from a fund direct account to a Qualifying Account?

A. Transferring your Fund shares from a fund direct account to a Qualifying Account should be a simple process. Qualifying Accounts are offered by BNY Brokerage Services. To open a brokerage account with BNY Brokerage Services, please call 1-800-843-5466, visit https://bnybrokerageaccount.netxinvestor.com/nxi/welcome, or contact your financial advisor or other financial intermediary. The sooner you initiate the transfer, the better.

Q. What if I do not want to own shares of the Acquiring ETF?

A. If the Reorganization is approved by Fund shareholders and you do not want to receive Acquiring ETF shares, you can exchange your Fund shares for shares of another series of the Trust that is not participating in the Reorganization or redeem your Fund shares. The exchange or redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account. On or about November 21, 2025, the Fund will no longer permit exchanges. The last date to redeem your Fund shares is the second business day immediately preceding the Closing Date. The Closing Date is expected to be on or about December 5, 2025.

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If you are a BNY Wealth Client and have any questions, you should contact your account officer by calling 1-866-804-5023. If you are a BNY Wealth Brokerage Client or hold your shares in a direct fund account and have any questions, you should contact your financial advisor or call 1-800-830-0549 Option 2 for BNY Wealth Management Direct, 1-800-843-5466 for accounts held by BNY Brokerage Services, or 1-800-373-9387 for direct fund accounts.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring ETF, nor is it a solicitation of any proxy. A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to the Fund’s shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring ETF, including the investment strategies and the associated risks of investing in the Acquiring ETF, how shares of the Acquiring ETF are priced and how shareholders may purchase and sell their Acquiring ETF shares, some unique features of ETFs as compared to mutual funds, along with other matters related to the Reorganization.

Please retain this supplement for future reference.

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